UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

Dril-Quip, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13550 Hempstead Highway Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amended and Restated Employment Agreement

On December 15, 2008, Dril-Quip, Inc. (the “Company”) entered into a new employment agreement (an “Employment Agreement”) with each of Larry Reimert, Gary Smith and Mike Walker, the Company’s Co-Chairmen and Co-Chief Executive Officers, in order to modify their prior employment agreements to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (“Section 409A”). Except for revisions to certain provisions regarding the timing of payments made with respect to annual bonuses, reimbursement of expenses and obligations of the Company upon termination, the benefits and terms of the Employment Agreement are substantially similar in all material respects to the benefits and terms of the prior employment agreements, which have been previously disclosed by the Company. The Employment Agreements will be effective as of December 31, 2008.

Amended and Restated 2004 Incentive Plan and 1997 Incentive Plan

On December 15, 2008, the Board of Directors of the Company approved amended and restated versions of the 2004 Incentive Plan of Dril-Quip, Inc. (as amended and restated, the “2004 Plan”) and the 1997 Incentive Plan of Dril-Quip, Inc. (as amended and restated, the “1997 Plan,” and together with the 2004 Plan, the “Incentive Plans”) to comply with the requirements of Section 409A. The amended and restated Incentive Plans will be effective as of December 31, 2008. Other than as necessary to comply with Section 409A, the benefits and terms of each of the Incentive Plans are substantially similar in all material respects to the benefits and terms of the applicable Incentive Plan currently in effect. The amendments to the Incentive Plans did not require stockholder approval under their terms, applicable law or the rules of the New York Stock Exchange.

Amendments to Form of Standard Nonqualified Stock Option Agreement issuable under 2004 Plan

On December 15, 2008, the Board of Directors of the Company approved certain changes to the Company’s Standard Non-Qualified Stock Option Agreement issuable under the 2004 Incentive Plan (as amended and restated, the “Option Agreement”) to comply with the requirements of Section 409A. Other than as necessary to comply with Section 409A, the terms of the Option Agreement are substantially similar in all material respects to the terms of the Option Agreement currently in effect.

The foregoing descriptions of the Employment Agreement, the 2004 Plan, the 1997 Plan and the Option Agreement do not purport to be complete and are qualified in their entirety by reference to the respective plan or agreement, which are attached hereto as exhibits and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Employment Agreement between the Company and each of Messrs. Reimert, Smith and Walker (As Amended and Restated Effective as of December 31, 2008).

10.2	2004 Incentive Plan of Dril-Quip, Inc. (As Amended and Restated Effective as of December 31, 2008).

10.3	1997 Incentive Plan of Dril-Quip, Inc. (As Amended and Restated Effective as of December 31, 2008).

10.4	Form of Standard Non-Qualified Stock Option Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

Date: December 19, 2008	By:	/s/ Gary D. Smith
Gary D. Smith
Co-Chairman and Co-Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Employment Agreement between the Company and each of Messrs. Reimert, Smith and Walker (As Amended and Restated Effective as of December 31, 2008).

10.2	2004 Incentive Plan of Dril-Quip, Inc. (As Amended and Restated Effective as of December 31, 2008).

10.3	1997 Incentive Plan of Dril-Quip, Inc. (As Amended and Restated Effective as of December 31, 2008).

10.4	Form of Standard Non-Qualified Stock Option Agreement.